SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 7, 1997
                                                  -------------


                   Atlantic International Entertainment, Ltd.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        0-27256                 13-3858917
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)         Identification No.)


         2200 Corporate Boulevard, Suite 317, Boca Raton, Florida 33431
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (407) 995-2190



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  Pursuant to an Agreement for Purchase and Sale of Stock dated as of January 31, 1997 (the "Agreement"), by and among Atlantic International Entertainment, Ltd., a Delaware corporation (the "Registrant"), EmiNet Domain, Inc., a Delaware corporation ("EmiNet"), and Thomas Bagli, Michael Carpenter, Michael Wertheimer, Sinjay Jindal and Avraham Uriel Cahmish, the stockholders of EmiNet (collectively, the "Sellers"), on March 7, 1997, the Registrant consummated the acquisition of 100% of the outstanding stock of EmiNet. A copy of the Agreement is attached hereto as an exhibit and incorporated herein by reference. In exchange for their respective shares of EmiNet stock, the Sellers received an aggregate of 200,000 shares of the Registrant's common stock, $.001 par value per share (the "AIE Common Stock"). Pursuant to the Agreement, the Sellers will receive additional shares of AIE Common Stock having a market value based upon the net profits of EmiNet for the 1997 and 1998 fiscal years. The consideration paid to the Sellers was determined by negotiations among the parties and was based on the value of the business of the EmiNet on an ongoing basis.

                    EmiNet is an internet service provider and a developer of internet related products.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired: It is impracticable to provide the required financial statements at the time this Report is filed. The required financial statements will be filed as soon as practicable, but no later than 60 days after this Report must be filed.

         (b) Pro Forma Financial Information: It is impracticable to provide the required pro form financial information at the time this Report is filed. The required pro forma financial information will be filed as soon as practicable, but no later than 60 days after this Report must be filed.

         (c)  Exhibits:

                  (2) Agreement for Purchase and Sale of Stock dated as of January 31, 1997 by and among the Registrant, EmiNet, and the Sellers.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATLANTIC INTERNATIONAL
                                           ENTERTAINMENT, LTD.


Dated: April 11, 1997                      By: /s/ Richard Iamunno
                                               ----------------------
                                               Name:  Richard Iamunno
                                               Title: President